Exhibit 23.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of PRIMEDIA Inc. on Form S-8 of our reports dated February 7, 2002 (February 28, 2002 as to Note 27 and March 8, 2002 as to Note 17) appearing in the Annual Report on Form 10-K of PRIMEDIA Inc. for the year ended December 31, 2001.





                                                     /s/ Deloitte & Touche
                                                     New York, New York
                                                     May 14, 2002